UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 22, 2006

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(Date of earliest event reported)

COMMERCIAL CAPITAL BANCORP, INC.

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(Exact name of registrant as specified in its charter)

Nevada	000-50126	33-0865080
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8105 Irvine Center Drive, 15th Floor, Irvine, California	92618
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(Address of principal executive offices)	(Zip Code)

(949) 585-7500

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(Registrant’s telephone number, including area code)

Not Applicable

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(Former name, former address and former fiscal year, if changed since last report)

Item 7.01 Regulation FD Disclosure.

On February 22, 2006, Stephen H. Gordon, Chairman and CEO; David S. DePillo, Vice Chairman and COO; and Jim H. Leonetti, Chief Financial Officer and CFO; of Commercial Capital Bancorp, Inc. (the “Company”) made a presentation at the Roth Capital Partners 18th Annual Investment Conference in Dana Point, California. Background, financial and strategic information about the Company is included in the PowerPoint slides, which are attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in the PowerPoint presentation attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibit is included with this report:

Exhibit 99.1 Commercial Capital Bancorp, Inc. PowerPoint presentation for the Roth Capital Partners 18th Annual Investment Conference, on February 22, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL CAPITAL BANCORP, INC.

By:	/s/ Stephen H. Gordon
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Stephen H. Gordon
Chairman of the Board and
Chief Executive Officer

Date: February 23, 2006